 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No.2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

Beyond Commerce, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52490	98-0512515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Pkwy, Suite: 500

Las Vegas, Nevada 89169

(Address of principal executive offices)

(702) 675-8022

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Current Report on Form 8-K/A is being filed to update the information provided in Item 1.01 of the Current Report on Form 8-K filed by Beyond Commerce, Inc. (the “Company”) on June 3, 2019 (the “Original 8-K”) and Amendment No.1 to the Original 8-K filed on July 31, 2019 (“Amendment No. 1”) with respect to the description of that certain Membership Interest Purchase Agreement (the “MIPA”) entered into by the Company and Path UX, LLC (“Path UX”) and its Members (as defined herein) in connection with the purchase of the membership interests of Path UX, and to include the filing of the MIPA as Exhibit 10.1, a Promissory Note (as defined herein) as Exhibit 10.2 and a Security Agreement (as defined herein) as Exhibit 10.3.

Item 1.01 Entry Into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On May 31, 2019 (the “Closing Date”), the entered into that certain MIPA with Path UX and its three (3) members (the “Members”) whereby the Company purchased from the Members all of the issued and outstanding membership interests (the “Membership Interests”) of Path UX for the aggregate purchase price of Three Million Five Hundred Thousand ($3,500,000) payable as follows: (i) the Company issued on the Closing Date Seventy Million (70,000,000) restricted shares of the Company’s common stock at a price of $0.05 per share (the “Shares”); (ii) ninety days from the Closing Date, the Company shall owe One Million Dollars ($1,000,000.00) to the Members as the initial payment installment (“Initial Payment Installment”), provided however, the ninety (90) day Initial Payment Installment due date may be extended at the Company’s sole election for up to three (3) thirty (30) day periods upon (a) ten (10) days’ notice and the payment of an additional Seventy Five Thousand Dollars ($75,000.00) upon the expiration of the first thirty day extended period, (b) ten (10) days’ notice and the payment of an additional One Hundred Thousand Dollars ($100,000.00 ) ($75,000.00 + $25,000.00) upon the expiration of the second thirty day extended period and (c) ten (10) days’ notice and a payment of an additional One Hundred Twenty Five Thousand Dollars ($125,000.00) ($100,000.00 + $25,000.00); (iii) the Company will issue a subordinated convertible term note (“Promissory Note”) in the total principal amount of Two Million Dollars ($2,000,000.00) in favor of the Members pursuant to their respective prior Membership Interests.

If the Company fails to pay the Initial Payment Installment in full after One Hundred Eighty (180) days, the Company will be considered to be in default pursuant to the Security Agreement.

Promissory Note

The Promissory Note will amortize over a two-year period with payments starting six months after the Closing Date, and will accrue interest at the rate of eight percent (8%) per annum. In the event the Company fails to make any payment due pursuant to the Promissory Note and the Company fails to cure the delinquent payment during a thirty (30) day grace period, the Company shall be in default of the Promissory Note and the MIPA, and the Members shall have the right to declare a default whereupon the Company shall be required to immediately return to the Members 100% of the Membership Interests. The Members will have the right to convert to the shares of the Company every quarter at a ten percent (10%) discount to the market price of the common stock based upon the 10 day trailing average of the price of the common stock. The Promissory Note may also be prepaid without penalty to the Company.

Security Agreement

In connection with the sale and purchase of the Membership Interests, the Company and the Members entered into a security agreement in favor of the Members (the “Security Agreement”). The promise by the Company to pay the Members via the Promissory Note is secured by the all of the Membership Interests as defined in the Security Agreement. Additionally, the Shares were issued as collateral and will be returned to the Company once PathUX receives the Initial Installment Payment.

The foregoing descriptions of the MIPA, Promissory Note and Security Agreement do not purport to be complete and are qualified in their entirety by their full text, which are filed hereto as Exhibits 10.1, 10.2 and 10.3, respectively and incorporated herein by reference.

On June 3, 2019, the Company issued a press release announcing the closing of the MIPA (the “Press Release”).  A copy of the Press Release is attached as Exhibit 99.1 hereto.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the securities whose information is set forth in Item 1.01 and this Item 3.02 of this Current Report on Form 8-K were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. All of the securities were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2).

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1*	Membership Interest Purchase Agreement by and among Path UX, LLC and its Members and Beyond Commerce, Inc., dated May 31, 2019

10.2*	Promissory Note dated May 31, 2019

10.3*	Security Agreement by and between the Company and Path UX, LLC and its Members

99.1	Press Release dated June 3, 2019 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 3, 2019)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND COMMERCE, INC.

Dated: August 1, 2019	By:	/s/ Geordan Pursglove
Geordan G. Pursglove Chief Executive Officer, President and Director